Exhibit 32.2

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
                    AS ADOPTED PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of Minera Andes Inc. (the "Corporation"), on Form 10-QSB for the six-month period ended June 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Bonnie L. Kuhn, Chief Financial Officer of the Corporation, certify, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

     1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation.


                                            MINERA ANDES INC.


Date: August 13, 2004                       By:  /s/  Bonnie L. Kuhn
     ----------------                          --------------------------------
                                                      Bonnie L. Kuhn
                                                      Chief Financial Officer
                                                      and Secretary